UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08529

MONTEAGLE FUNDS

(Exact name of registrant as specified in charter)

2506 Winford Avenue, Nashville, TN 37211

 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Monteagle Funds

Select Value Fund
Institutional Class - MVEIX

Opportunity Equity Fund
Investor Class - HEQFX
Institutional Class - HEQCX

Smart Diversification Fund
Institutional Class - SMDFX

The Texas Fund
Institutional Class - BIGTX

Annual Report
August 31, 2022

MONTEAGLE FUNDS

Annual Report | 1

                       TABLE OF CONTENTS

  August 31, 2022

A Discussion of Fund Performance............................................................................	1
Performance Illustration.............................................................................................	14
Supplementary Portfolio Information.........................................................................	18
Schedules of Investments...........................................................................................	22
Statements of Assets & Liabilities..............................................................................	37
Statements of Operations............................................................................................	38
Statements of Changes in Net Assets.........................................................................	39
Financial Highlights...................................................................................................	43
Notes to Financial Statements....................................................................................	48
Report of Independent Registered Public Accounting Firm......................................	62
About your Funds' Expenses......................................................................................	63
Trustees & Officers of the Trust.................................................................................	66
Compensation of Trustees & Officers........................................................................	67
Additional Information...............................................................................................	68

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2022 (UNAUDITED)

How did the Fund perform?

For the year ended August 31, 2022, the Monteagle Select Value Fund (the “Fund”) had a return of -7.81%, which outperformed its value peers over the rolling 1-year period as well as, outperformed the S&P 500 Index (“S&P 500” or “Index”), which had a return of -11.23% for the same period.  The Fund’s net asset value per share as of August 31, 2022 was $10.04 versus $12.42 on August 31, 2021.  Due to net gains realized over the last twelve months, another capital gain distribution will be occurring at the end of this calendar year.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be underpriced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures.  The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations.  The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500.  In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.  Additionally, the adviser will generally have the Fund hold between 20 and 60 equities and diversify its holdings across numerous industries.  The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average.  Also, value stocks tend to have a beta (a measure of the stock’s price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

After spending most of the previous year recovering losses, the domestic equity market reached a new all-time high in January of 2022. This all time high would be followed by a year of volatility centered around US inflation rates that experienced their steepest increase since 1981, supply and demand imbalances from the pandemic continuing, and overall global economic pressure stemming from Russia’s war on Ukraine. To reduce the steep increase in inflation, the Fed raised rates on four occasions totaling a combined 2.25%. Fed Chair Powell continues to reiterate the Fed is committed to using all of its “tools” to reach their historical two percent inflation target.

With respect to volatility, domestic equities fluctuated by a movement of 5% or more in four separate months throughout the year. Overall, the domestic equity market fell approximately 10% from September of 2021 to August of 2022.  Market volatility is expected to continue as rates continue to move while the Fed works to reach their inflation target.

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MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

For the first quarter ending November 30, 2021, the portfolio holdings of the Monteagle Select Value Fund (“Fund”) underperformed the S&P 500 Index (“Index”) due to growth stocks outperforming value stocks in general.  However, the Fund drastically outperformed the Index for the rolling one-year period, with a Fund return of 37.95% versus an Index return of 27.90%.   The shift in favor between value and growth stocks continues to affect the Fund’s return relative to the Index.  As of quarter-end, the cash balance of the portfolio was 6.67%, invested in a cash equivalent fund.

Broad sectors of the Index that performed the best during the quarter were the Energy, Real Estate, and Technology sectors while the Communication, Utilities, and Health Care sectors were the lowest performing within the Index.  The domestic equity market was volatile during the quarter, falling over 5% in the month of September then reaching new highs in November before falling again.

The portfolio’s holdings continued to be diversified across many sectors of the Index with less exposure to the Energy, Consumer Staples, and Real Estate sectors.  The largest sector allocations are the Health Care, Consumer Discretionary, and Industrials sectors, which generally underperformed relative to the Index in the quarter.  The largest positive performance impacts within the Fund during the quarter can be attributed to stock picks, specifically Pioneer Natural Resources (up 20.8% from the previous quarter-end until sold during the quarter), Lowe’s Companies, Inc. (up 20% during the quarter), and Chevron Corp (up over 14% from the previous quarter-end until also sold during the quarter).  The Fund’s portfolio performance was most negatively affected by Marketaxess Holdings, Inc., Citrix Systems, Inc., and Medtronic.  During the quarter, four securities were sold, and three new securities were added to the portfolio.

For the second quarter ending February 28, 2022, the portfolio holdings of the Monteagle Select Value Fund (“Fund”) outperformed the S&P 500 Index (“Index”).  The Fund returned -0.06% for the quarter versus a return for the Index of -3.90%.  The shift in favor between value and growth stocks continues to affect the Fund’s return relative to the Index.  As of quarter-end, the cash balance of the portfolio was 3.91%, invested in a cash equivalent fund.

Broad sectors of the Index that performed the best during the quarter were the Industrials, Consumer Staples, and Materials sectors while the Real Estate, Consumer Discretionary, and Health Care sectors were the lowest performing within the Index.  The domestic equity market was volatile during the quarter, ending the calendar year near all-time highs then falling in January, only to rise then fall again in February.

The portfolio’s holdings continued to be diversified across many sectors of the Index with less exposure to the Consumer Staples, Real Estate, and Materials sectors.  The largest sector allocations are the Health Care, Industrials, and Utilities sectors.  The largest positive performance impacts within the Fund during the quarter can be attributed to stock picks, specifically Citrix Systems, Inc. (up 27.4% from the previous quarter-end), Vertex Pharmaceuticals, Inc. (up 23% during the quarter), and FMC Corp (up over 16% after average into this holding early in the quarter).  The Fund’s portfolio performance was most negatively affected by Dexcom, Inc., IPG Photonics Corp, and

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MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

D.R. Horton, Inc.  During the quarter, there were eight disposals and nine acquisitions, seven of which were new securities added to the portfolio.

For the third quarter ending May 31, 2022, the portfolio holdings of the Monteagle Select Value Fund (“Fund”) outperformed the S&P 500 Index (“Index”).  The Fund returned -2.80% for the quarter versus a return for the Index of -5.16%.  Value stocks are still favored over growth stocks, which continues to affect the Fund’s return relative to the Index.  As of quarter-end, the cash balance of the portfolio was 1.55%, invested in a cash equivalent fund.

Broad sectors of the Index that performed the best during the quarter were the Energy, Utilities, and Materials sectors while the Communication Services, Consumer Discretionary, and Financials sectors were the lowest performing within the Index.  The domestic equity market continued to be very volatile during the quarter, climbing over 10% in two weeks of March then falling almost 16% to a new 52-week low in May.

The portfolio’s holdings continued to be diversified across many sectors of the Index with less exposure to the Materials, Real Estate, and Information Technology sectors.  The largest sector allocations are the Health Care, Financials, and Industrial sectors.  The largest positive performance impacts within the Fund during the quarter can be attributed to stock picks, specifically Vertex Pharmaceuticals, Inc. (up 16.8% from the previous quarter-end), Entergy Corp. (up 14.4% from the previous quarter-end until it was sold mid-quarter near a 52-week high), and Crown Castle International Corp. (up 13.8% during the quarter).  The Fund’s portfolio performance was most negatively affected by Dexcom, Inc., MarketAxess Holdings, Inc., and Cisco Systems, Inc.  During the quarter, there were three disposals and four acquisitions, all of which were new securities added to the portfolio.

For the fourth quarter ending August 31, 2022, the portfolio holdings of the Monteagle Select Value Fund (“Fund”) outperformed the S&P 500 Index (“Index”).  The Fund returned -3.45% for the quarter versus a return for the Index of -3.88%.  Value stocks are still favored over growth stocks, which continues to affect the Fund’s return relative to the Index.  As of quarter-end, the cash balance of the portfolio was 5.59%, invested in a cash equivalent fund.

Broad sectors of the Index that performed the best during the quarter were the Consumer Staples, Industrials, and Utilities sectors while the Energy, Healthcare, and Materials sectors were the lowest performing within the Index.  The domestic equity market continued to be very volatile during the quarter, falling approximately 10% in June then climbing about 14% in August, and ending the fourth quarter down around 3% from the third quarter.

The portfolio’s holdings continued to be diversified across many sectors of the Index with less exposure to the Materials, Real Estate, and Information Technology sectors.  The largest sector allocations are the Health Care, Industrial, and Financials sectors.  The largest positive performance impacts within the Fund during the quarter can be attributed to stock picks, specifically Nasdaq, Inc. (up 15.03% from the previous quarter-end),

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MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

NextEra Energy, Inc. (up 12.38% from the previous quarter-end), and Dexcom, Inc. (up 10.37% during the quarter).  The Fund’s portfolio performance was most negatively affected by Signature Bank, Micron Technology, Inc., and Baxter International, Inc.  During the quarter, there were two disposals.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consists of large name brand corporations with good fundamentals and broad product diversification.  The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market.  Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the Fund’s strategy.  It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index.  Therefore, the Fund’s daily performance can and will vary dependent upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Mutual Shareholder Services, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Annual Report | 4

MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2022 (UNAUDITED)

Fund Performance

The Monteagle Opportunity Equity Fund beat its peers over the past 12 months and the most recent quarterly period. The high-quality investment selection process often leads to a low beta relative to our stated index. As the S&P 400 Mid-Cap Index and financial markets overall have suffered under increasing interest rates, we have participated with a 0.92 beta measured monthly over a 3-Year period relative to the S&P 500, but our stated benchmark, S&P 400 Midcap Index, has a beta of 1.07 meaning it should have fallen faster that the S&P 500. However, the two indices have been relatively close with both declining. The S&P 500 fell 11.23% in the period from 8/31/21 through 8/31/22 while the S&P 400 lost 10.41%. We are comfortable with this situation as noted in our 2021 annual commentary as high quality lends stability in earnings and revenue which are an investor’s friend in times of volatility. The Investor Class of The Monteagle Opportunity Equity Fund (symbol: HEQFX) is currently rated 4 Stars overall according to Morningstar with the 3-Year rating of 4 Stars, 5- Year is currently at 4 Stars and the 10-Year rating is 3 Stars. The overall Morningstar Rating for the Institutional Class shares (symbol: HEQCX) is currently 4 Stars as well with 3-Year performance rated a 5 Star and 5-Year rated at 4 Stars while the longer-term 10-Year rating is at 3 Stars.

Investor Class shares have lost 4.44% in the past 12 months (8/31/21 to 8/31/22) including dividends while Institutional Class shares (HEQCX) lost 3.98% during the same 12-month period. This is all relative to the S&P 400 which lost 10.41% during the 12-month period. We believe our attractive relative performance during the inflation ravaged first 3 quarters of 2022 has been due to our relative risk management. Our lower risk benefits our investors when it matters most, but still allows participation in times of financial market gain.

Much has been made of Value and Growth style and their relative performance in recent periods. When analyzing Monteagle Opportunity Equity Fund performance, we note the portfolio generally follows a Value style with some of the major considerations being valuation metrics. In the most recent 12-month period (8/31/21 to 8/31/22), Russell Mid-Cap Value Index lost 7.83% while Russell Mid-Cap Growth Index lost 26.69%. By comparison, the Monteagle Opportunity Equity Fund beat both. With the portfolio managed to a blend, this may not make sense. However, a lean toward the value style combined with high-quality companies selected within the fund portfolio attributed to most of the portfolio outperformance.

Fund Investment Approach

The Monteagle Opportunity Equity Fund employs a mid-cap blend investment strategy with a goal of long-term capital appreciation. The portfolio is benchmarked to the S&P 400 Mid Cap Index and investments are selected using a high-quality screen on domestically traded mid-cap and small-cap company fundamentals such as earnings stability and debt management. Additional consideration of companies ultimately selected include valuation, free cash flow yield and return on equity and leverage, denoted by debt-to-equity. All companies passing the first high-quality screen are measured relative to their industry peers according to these final four metrics and the best companies according to these measures collectively are chosen for portfolio inclusion although there is some subjective selection by Henssler Financial analysts for determination of holdings in some industries. The portfolio is

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MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

designed to approximately follow its benchmark sector weightings in the allocation process, but often takes active positions when warranted by market valuations and economic conditions. Most benefits for investors can be attributed to the active selection process used by the portfolio managers.

Factors Impacting Fund Performance

As the Federal Reserve continues to fight inflation, higher interest rates have weighed on asset valuations. The obvious asset bubble seen in 2020 and 2021 allowed S&P 500 prices to run above 30 times earnings. But the bubble has burst with valuations finally falling back near their 10-Year averages. Most other asset classes have followed lower as well. With the Federal Reserve giving stern warnings of their intention to continue increasing interest rates until inflation is beaten, investors should expect continued downward pressure on stock prices. In August, headline inflation fell from 8.5% to 8.3%, but a closer look revealed core inflation (headline, less food and energy) rose 0.6% month over month and 0.4% on an annual basis. Core inflation is the data point the Fed has been keenly focused on. They have stated conditions are likely to worsen for families and employment may begin to deteriorate as rates are managed higher and quantitative tightening (the selling of bond assets held by the Federal Reserve which are used to affect market interest rates) is likely to continue until the central bank is confident inflation is contained.

While the Fed has not specifically stated they expect an economic recession, they have not ruled out the possibility. Slowing economic conditions could cause corporate earnings to shrink making current valuation look bloated once again. In a scenario such as this, we believe the Monteagle Opportunity Equity fund is likely to continue providing relative asset protection, but of course, past performance is no indication of future results.

We believe high quality companies, the basis for our investment strategy, should continue to provide stable earnings to investors, thus we expect to continue our management of this proven strategy and sector allocation as we have seen markets act irrationally in recent years, rewarding Growth strategies when valuations were abnormally high. We believe overweighting sectors believed to benefit from rising interest rates and inflation has merit, but low interest rates which benefit Growth strategies are unlikely to return soon. That being the case, we believe companies with stable earnings and growth are likely to be among the most beneficial for investors within the coming months.

Fund Strategy

The Monteagle Opportunity Equity Fund follows its stated investment approach selecting the most attractive high-quality mid-cap and small-cap securities according to the process derived from our years of research. The portfolio will continue with weightings to land the overall strategy in the mid-cap blend style and is likely to lean slightly toward value versus growth given our knowledge of the history of the process and outcomes. We believe a slightly value-leaning strategy is perfect given current valuation and recent performance conditions and we will continue to seek out and take advantage of market opportunities that will benefit our investors.

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SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2022 (UNAUDITED)

How did the Fund Perform?

For the year ended August 31, 2022, The Smart Diversification Fund (the "Fund") had a total return of -14.44%. Compared to the MSCI ACWI Ex USA Net Total Return Index, the Fund outperformed. The Fund ranks seventh of 564 securities in its category since inception. The Fund's net asset value per share as of August 31, 2022 was $12.02 versus $10 on the Fund's inception date, September 3, 2019, and versus $15.62 one year prior, August 31, 2021. Total assets on August 31, 2022 were $25,823,060 versus $30,910,749 one year prior – a decrease of 16.46% or $5,087,689.

What is the Fund's investment approach?

The Fund's investment goal is long-term capital appreciation. The Fund uses a quantitative investment approach to actively adjust the asset allocation. Index funds or ETFs are bought or sold based on mathematically applied technical signals. Because the Fund has an equity bias, under generally favorable economic conditions, the fund may look closely akin to a global equity fund. However, unlike many funds that must stay within a particular investment "lane," the Smart Diversification Fund may switch lanes as the adviser reviews global asset classes. The Fund's subadviser uses proprietary indicators to gauge the trend, the strength of the trend, and the risk of each asset class to determine which equity asset classes may hold appropriate risk/reward trade-offs or which fixed income or alternative asset classes hold potential.

What influenced the Fund's performance?

Equity markets fell more dramatically in calendar year 2022 than in previous years. The fund increased allocations in cash and short-term fixed income for a portion of the decline, but this was not enough to alleviate the decline. In the third quarter of 2022, the fund was positioned more internationally than in previous years, with substantial allocations to emerging markets. In the previous year, emerging markets were reduced and eventually eliminated. That positioning has moved from non-existent to over-weight. US Large Cap remains a substantial weighting, however, those allocations may adjust consistent with our methodology. A decline in market prices allowed the fund to establish substantial realized tax losses that can be carried forward to future years to offset potential capital gains.

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SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Smart Diversification I Total Return
MSCI ACWI Ex USA Net Total Return
0.00%
-8.00%
-16.00%
-24.00%
-14.76%
-20.09%
Sep '21
Nov '21
Jan '22
Mar '22
May '22
Jul '22

What is the Fund's strategy?

The Fund seeks to meet its investment objective by investing under normal market conditions at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase, in exchange-traded funds (“ETFs”) that invest in domestic and foreign (i) equity securities of all market capitalizations, (ii) fixed-income securities of any credit quality, (iii) commodities (e.g., gold), (iv) real estate investment trusts (“REITs”) and (iv) cash or cash equivalents. The foreign securities held by the underlying ETFs may include those in emerging markets.  While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities and fixed income securities. The Fund may invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity duration.

Luken Investment Analytics, LLC, the Fund’s investment subadviser, uses the Smart Diversification® strategy, which is based on a proprietary quantitative model that uses trend analysis with a risk-management overlay to analyze each of the portfolio’s fixed income, equities, cash or cash equivalent, and commodities or REIT, asset classes in the portfolio. The model uses trend, strength, and risk indicators to determine the weighting of each asset class held in the portfolio. The subadviser ranks each investment type (asset class) using a proprietary system which considers medium to long-term price trends ranging from a few weeks (short-term) to several months (long-term). If equity markets are trending upward for the applicable period, assets are allocated into equity investments according to the proprietary model’s rules; and if equities are trending downward, the assets are primarily invested in fixed income securities, cash or alternatives as dictated by the applicable model. These decisions are made by pre-set rules. Proprietary indicators are used for strength and risk and may affect the portfolio’s asset class weightings.

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SMART DIVERSIFICATION FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

The subadviser anticipates rebalancing the Fund’s portfolio based upon the subadviser’s proprietary indicators. A consequence of the subadviser’s strategy, under certain market conditions, is high turnover.  During protracted economic downturns, the subadviser may utilize defensive positioning, by increasing portfolio allocations to cash, fixed-income ETFs and alternative/specialty ETFs. Alternative or specialty ETFs are selected to provide positive returns and diversification. These may include ETFs linked to commodities, gold and managed futures. A consequence of the subadviser’s strategy, under certain market conditions, is high turnover.  The subadviser sees active trading as necessary to address market disturbances, volatility and the like.

Annual Report | 9

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2022 (UNAUDITED)

How did the Fund perform?

One goal we have for The Texas Fund is not just to have good performance but to be a good diversifier and addition to a portfolio line up. Over the past year, the fund has done a very good job in both of those respects. At our fiscal year-end August 31, 2022, The Texas Fund was down -2.37% for the one-year trailing period while the S&P 500 was down -11.23%. The Russell Midcap Index Total Return (which we are often compared to by fund research firms) was down -15.02% over the same period. Throughout the year, increasing exposure in the fund to energy and industrials as well as lowering technology exposure diversified the fund and helped the fund’s performance vs these benchmarks.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation. The Fund invests in a broad market capitalization across the various sectors and sizes of the Texas economy keeping 80% or more of the fund invested in: 1) companies headquartered in Texas, 2) organized under Texas state laws, or 3) derive 50% of revenues or profits or have 50% of their assets in Texas. The adviser limits the pool of stocks considered for purchase to only those equities with market capitalization greater than $500 million. The adviser also limits the amount in any one sector to less than 25% of the overall portfolio of companies.

In selecting stocks, the Fund’s adviser ranks stocks in each sector with an A, B or C. Weightings are then applied with A’s weighted more heavily than B’s, and C rankings are considered sells. Company rankings are determined by the Fund’s adviser after analyzing the financials, valuations, and growth prospects in comparison with their peers in the sector. Technical analysis, money flows, and momentum indicators may also impact the chosen weightings. The overall objective is to hold companies for a long-term period to allow the capture of their growth within the Texas economy.

The Fund advisers do not give specific preference to large caps and with so many small and mid-cap companies in Texas, the fund’s average market capitalization is between $4 billion to $6 billion. The Fund also maintains investments across the growth and value spectrum of Texas companies.

What influenced the Fund’s performance?

There have been some major shifts in the economy and markets that influenced The Texas Fund’s performance. Coming out of COVID lockdowns, supply disruptions, money printing, and changes in spending habits allowed inflation to permeate the economy. Some indicators prior to 2020 seemed to suggest inflation was starting to creep in due to the easy money policies of the previous couple of decades. Since the inception of this Fund, we have maintained a much higher exposure to energy and industrials than our benchmarks. The primary reason is to keep the Fund’s exposure true to the Texas Economy and have much more exposure to those areas in Texas than in other parts of the country. Additionally, our research into commodity super cycles showed when commodities are extremely high, they tend to underperform the S&P 500. It is difficult to

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THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

pick the point at which this commodity cycle began, but it appears that divergence from the S&P 500 started around mid-January of 2022. Since January 17th, the Bloomberg Commodity Index is up 17.48% and the S&P 500 is down -15.18% through August 31, 2022. Over that same period, The Texas Fund was down -7.64%.

Another shift was Russia’s invasion of Ukraine. This event brought to the forefront the question “How will economies get the energy they need to survive?” This shift has put upward pressure on oil and natural gas prices which is another factor of outperformance by energy companies in The Texas Fund. US based Energy companies have become extremely important to national security. This is a stark change from a year ago, when everyone was writing Energy companies off in exchange for green energy. Slowly investors are re-understanding the importance of investment in this sector.

Supply constraints and upward pressure on energy prices helped some sectors of The Texas Fund while rising interest rates and fears of economic slowdown/recession made it difficult for other parts of the fund throughout the year. There is a lot of growth in Texas in the Technology, Healthcare, and Consumer Discretionary sectors. Typical Tech and Discretionary sector weightings in the Fund are mid-teens. Typical Healthcare weightings in the Fund approach double digits. Like the overall market, these sectors have seen poor returns as the Federal Reserve has raised interest rates. These poor returns offset the gains we have had from other market sectors. That said, we managed exposure in these sectors to reduce impact while staying invested. Within areas that were hit hard over the course of the past year, there are many great companies that have a bright future in the long term. We are excited to have the opportunity to invest with them long into the future!

Below are some quarter-by-quarter notes on how the year played out in The Texas Fund:

First Quarter (8/31/2021-11/30/21)

The Texas Fund turned in a positive 0.36% for this period but trailed the S&P 500. Small Cap stocks underperformed (Russell 2000 -3.14%) which looking back was a pre-curser for the broader market for the year to come.

Top performers for this quarter were: Uranium Energy +63.33%, Encore Wire +63.24%, and Tesla +56.05%.

At the quarter end, the top weightings were 20.72% in Energy, 18.11% Industrials, 14.97% Financial Services.

Second Quarter (12/1/21-2/28/22)

This period was particularly good and contributed to much of the overall performance for the year. The Texas Fund was up 3.28% while the S&P 500 was down -3.89%. It seemed everything that thrived during the COVID stay at home period, now really faltered. The yield curve inverted and the outlook for the economy started to get cloudy.

Top Performers for the quarter were: Patterson Energy +101.46%, MoneyGram International +79%, and Haliburton +50.99%.

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THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

At the quarter end, top sector weightings were Energy 23.77%, Industrials 17.11%, Technology 12.98%.

Third Quarter (3/1/22-5/31/22)

The Texas Fund gained even more ground on its benchmarks in this quarter as the Fund gained 1.54% while the S&P 500 fell -5.16%. The war in Ukraine dominated headlines. Inflation concerns grew and the Fed started getting more aggressive with rate increases. Mid-cap and Large-cap technology stocks accelerated a sell off during this period, and Small-cap stocks took another big downturn (Russell 2000 -8.68%). During this quarter, we reduced broader market exposure by using option hedges, which also further helped outperformance.

Top Performers for the period were: Occidental Petroleum +108.04%, CVR Energy +100.34%, Valhi +82.6%.

At the end of the quarter top sector weightings were: Energy 20.32%, Industrials 18.36%, and Financials 13.27%.

Fourth Quarter (6/1/22-8/31/22)

The Fund gave up some outperformance this quarter as Energy stocks pulled back due to growing recession fears. We continued to overweight the Energy sector as we believe the limited long-term supply will increase Energy prices, thus benefitting Energy companies. Nevertheless, over this time period, The Texas Fund was down -6.52% while the S&P 500 was down -3.14%. The Fed continued to add pain to the markets with multiple rate increases and an outlook that called for more.

Top performers during the period were: Academy Sports +28.77%, CSW Industrials +19.44%, Texas Pacific Land Corporation +19.19%.

At the end of the quarter the top sector weightings in the fund were: Energy 24.79%, Industrials 16.91%, and Financials 13.38%.

What is the Fund’s strategy?

The Fund will continue to concentrate on Texas-based equities to take advantage of the Texas business climate and prospects for growth. The Fund’s adviser will continue to evaluate and monitor the investments in the Fund to capture the growth in equities in the growing Texas economy. The sub-advisor believes recent outperformance helps to show the value of The Texas Fund investment strategy for the long term. Therefore, the sub-adviser seeks to maintain long term equity positions that grow in market cap with the Texas economy, which will outpace the broad US economy and stock market, and that difference will be passed on to investors.  Walter Wriston, former CEO of Citicorp, once said “Capital goes where it is welcome and stays where it is well treated.” Texas has been a very welcoming place for capital over the past few decades and we expect that to continue for decades to come. The sub-advisor believes that investors are currently

Annual Report | 12

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

getting a very good value for future earnings growth when compared to the S&P 500 and sees no reason to change the investment approach. Institutions are beginning to pick up on the value The Texas Fund can bring to a portfolio. Morningstar recently moved The Texas Fund to a 4 star overall rating.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Matrix Capital Group, Inc.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Annual Report | 13

MONTEAGLE SELECT VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in Monteagle Select Value Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2022)
	One Year	Five Years	Ten Years
Monteagle Select Value Fund - Institutional Class	-7.81%	8.75%	11.55%
S&P 500 Index	-11.23%	11.82%	13.07%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 14

MONTEAGLE OPPORTUNITY EQUITY FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment in Monteagle

Opportunity Equity Fund - Investor Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2022)
	One Year	Five Years	Ten Years
Monteagle Opportunity Equity Fund
Investor Class	-4.44%	8.20%	9.52%
Institutional Class	-3.98%	8.72%	10.07%
S&P 500 Index	-11.23%	11.82%	13.07%

You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all the assets and liabilities of The Henssler Equity Fund, a series of the Henssler Funds, (the “Predecessor Fund”) in a tax-free reorganization on or about May 27, 2019.  In connection with this acquisition, shares of the Predecessor Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Investor Class Shares and Institutional Class Shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth above reflects the historical performance of the Predecessor Fund shares.  The Predecessor Fund’s Investor Class shares commenced investment operations on June 10, 1998. The Predecessor Fund’s Institutional Class shares commenced investment operations on June 15, 2011.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of Monteagle Opportunity Equity Fund - Investor Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with Monteagle Opportunity Equity Fund - Investor Class and Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 15

SMART DIVERSIFICATION FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in Smart Diversification Fund - Institutional Class Shares

and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2022)
	One Year	Since Inception*
Smart Diversification Fund - Institutional Class	-14.44%	10.22%
S&P 500 Index	-11.23%	12.69%

* Represents the period from the commencement of operations (September 3, 2019) through August 31, 2022.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Smart Diversification Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Smart Diversification Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 16

THE TEXAS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2022 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in The Texas Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2022)
	One Year	Five Year	Since Inception*
The Texas Fund - Institutional Class	-2.37%	8.04%	4.03%
S&P 500 Index	-11.23%	11.82%	11.98%

* Represents the period from the commencement of operations (September 17, 2013) through August 31, 2022.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of The Texas Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with The Texas Fund - Institutional Class, which will not invest in certain securities comprising this index.

Annual Report | 17

MONTEAGLE SELECT VALUE FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2022 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Rollins, Inc.	4.19%
Nasdaq, Inc.	3.99%
ABIOMED, Inc.	3.75%
Progressive Corp.	3.71%
Xcel Energy, Inc.	3.59%
Ameren Corp.	3.53%
Eversource Energy	3.48%
LKQ Corp.	3.47%
NextEra Energy, Inc.	3.36%
First Republic Bank	3.30%
36.37%

Top Ten Portfolio Industries/Investment Types	(% of Net Assets)
Healthcare Equipment & Services	16.11%
Utilities	13.96%
Commercial & Professional Services	7.44%
Consumer Durables & Apparel	6.89%
Banks	6.89%
Insurance	6.70%
Capital Goods	6.68%
Retailing	5.73%
Money Market Fund	5.59%
Real Estate Investment Trusts	4.75%
80.74%

Annual Report | 18

MONTEAGLE OPPORTUNITY EQUITY FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2022 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Eastgroup Properties, Inc.	2.17%
Mid-America Apartment Communities, Inc.	2.06%
California Resources Corp.	2.06%
ONEOK, Inc.	1.76%
LTC Properties, Inc.	1.66%
Genuine Parts Co.	1.55%
National Health Investors, Inc.	1.51%
National Retail Properties, Inc.	1.47%
NMI Holdings, Inc	1.31%
A10 Networks, Inc.	1.31%
16.86%

Top Ten Portfolio Industries/Investment Types	(% of Net Assets)
Capital Goods	12.28%
Real Estate Investment Trusts	8.88%
Software & Services	7.14%
Banks	6.93%
Health Care Equipment & Services	6.32%
Retailing	5.85%
Technology Hardware & Equipment	5.28%
Oil, Gas & Consumable Fuels	5.11%
Insurance	4.55%
Consumer Services	3.82%
66.16%

Annual Report | 19

SMART DIVERSIFICATION FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2022 (UNAUDITED)

 FUND PROFILE:

Top Long-Term Portfolio Holdings	(% of Net Assets)
SPDR S&P 500 ETF Trust	32.17%
iShares MSCI China ETF	16.63%
Invesco QQQ Trust, Series 1 ETF	11.06%
First Trust Europe AlphaDEX Fund	10.86%
iShares MSCI Emerging Markets ETF	9.59%
First Trust Brazil AlphaDEX Fund	6.42%
SPDR Portfolio Emerging Markets ETF	5.35%
iShares Russell 2000 ETF	4.64%
First Trust Emerging Markets AlphaDEX Fund	3.51%
100.23%

Top Portfolio Investment Types	(% of Net Assets)
Exchange Traded Funds	100.23%
Money Market Fund	0.23%
100.46%

Annual Report | 20

THE TEXAS FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2022 (UNAUDITED)

 FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
McKesson Corp.	2.18%
Encore Wire Corp.	1.85%
Texas Pacific Land Trust	1.84%
Pioneer Natural Resources Co.	1.55%
Texas Instruments, Inc.	1.50%
Fluor Corp.	1.41%
Valhi, Inc.	1.35%
AT&T, Inc.	1.35%
Prosperity Bancshares, Inc.	1.33%
NOW, Inc.	1.33%
15.69%

Top Ten Portfolio Industries	(% of Net Assets)
Capital Goods	11.79%
Banks	7.41%
Oil & Gas Exploration & Production	6.65%
Chemicals	4.37%
Diversified Financials	4.31%
Oil & Gas Refining & Marketing	4.23%
Health Care Equipment & Services	3.96%
Oil & Gas Storage & Transportation	3.95%
Commercial & Professional Services	3.94%
Oil, Gas & Consumable Fuels	3.72%
54.33%

Annual Report | 21

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares		Fair Value

COMMON STOCKS - 89.69%

Automobiles & Components - 1.56%
6,300	BorgWarner, Inc.	$ 237,510

Banks - 6.89%
3,300	First Republic Bank	501,039
2,450	Signature Bank	427,182
2,600	U.S. Bancorp	118,586
		1,046,807
Capital Goods - 6.68%
1,650	Illinois Tool Works, Inc.	321,470
4,500	Paccar, Inc.	393,795
500	TransDigm Group, Inc.	300,195
		1,015,460
Chemicals - 2.96%
8,100	DuPont de Nemours, Inc.	450,684

Commercial & Professional Services - 7.44%
5,200	Leidos Holdings, Inc.	494,260
18,850	Rollins, Inc.	636,376
		1,130,636
Consumer Durables & Apparel - 6.89%
5,850	D.R. Horton, Inc.	416,227
11,120	Newell Brands, Inc.	198,492
10,650	PulteGroup, Inc.	433,029
		1,047,748
Diversified Financials - 3.99%
10,200	Nasdaq, Inc.	607,206

Healthcare Equipment & Services - 16.11%
2,200	ABIOMED, Inc. *	570,416
3,800	Baxter International, Inc.	218,348
4,000	Dexcom, Inc. *	328,840
700	Humana Inc	337,246
2,500	Medtronic PLC (Ireland)	219,800
1,550	Resmed, Inc.	340,876
2,150	Steris PLC	432,967
		2,448,493
Insurance - 6.70%
4,600	Progressive Corp.	564,190
2,200	Willis Towers Watson PLC	455,026
		1,019,216

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares		Fair Value

Retailing - 5.73%
1,450	Dollar General Corp.	$ 344,259
9,900	LKQ Corp.	526,878
		871,137
Semiconductors & Semiconductor Equipment - 1.26%
3,400	Micron Technology, Inc.	192,202

Software & Services - 3.44%
2,600	Citrix Systems, Inc. *	267,202
1,400	VeriSign, Inc. *	255,108
		522,310
Technology Hardware & Equipment - 3.79%
5,800	Cisco Systems, Inc.	259,376
3,500	IPG Photonics Corp. *	317,065
		576,441
Transportation - 2.29%
1,650	FedEx Corp.	347,836

Utilities - 13.96%
5,800	Ameren Corp.	537,196
5,900	Eversource Energy	529,171
6,000	NextEra Energy, Inc.	510,360
7,350	Xcel Energy, Inc.	545,738
		2,122,465

TOTAL FOR COMMON STOCKS (Cost $15,484,365) - 89.69%		13,636,151

REAL ESTATE INVESTMENT TRUSTS - 4.75%
1,500	American Tower Corp.	381,075
2,000	Crown Castle International Corp.	341,660

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $789,019) - 4.75%		722,735

MONEY MARKET FUND - 5.59%
849,659	Federated Hermes Government Obligations Fund – Institutional Class, 2.11% **	849,659

TOTAL FOR MONEY MARKET FUND (Cost $849,659) - 5.59%		849,659

TOTAL INVESTMENTS (Cost $17,123,043) - 100.03%		15,208,545

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.03)%		(5,136)

NET ASSETS - 100.00%		$15,203,409

* Non-Income producing.

** 7-day yield as of August 31, 2022.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares		Fair Value

COMMON STOCKS - 89.62%

Banks - 6.93%
6,400	Bank OZK	$ 259,392
5,100	Cathay General Bancorp	213,894
3,600	East West Bancorp, Inc.	259,812
5,500	First Interstate Bancsystem, Inc. Class A	221,430
4,500	Heartland Financial USA, Inc.	201,015
18,000	NMI Holdings, Inc. *	369,540
2,200	South State Corp.	171,688
7,900	Washington Federal, Inc.	252,879
		1,949,650
Capital Goods - 12.28%
3,600	A.O. Smith Corp.	203,220
1,700	AGCO Corp.	184,807
2,100	Applied Industrial Technologies, Inc.	222,642
4,900	AZZ, Inc.	208,789
2,300	Crane Holdings, Inc.	217,028
1,000	Cummins, Inc.	215,370
1,500	Curtiss-Wright Corp.	220,785
2,400	EMCOR Group, Inc.	285,408
3,000	Franklin Electric Co., Inc.	260,550
900	Huntington Ingalls Industries, Inc.	207,234
1,800	John Bean Technologies Corp.	185,868
900	L3Harris Technologies, Inc.	205,371
4,100	Masco Corp.	208,567
2,400	Myr Group, Inc. *	223,056
1,000	Nordson Corp.	227,170
2,000	Stanley Black & Decker, Inc.	176,200
		3,452,065
Chemicals - 1.94%
3,800	Eastman Chemical Co.	345,800
1,800	Celanese Corp.	199,548
		545,348
Commercial & Professional Services - 0.81%
1,600	Republic Services, Inc.	228,352

Consumer Durables & Apparel - 2.32%
1,500	Helen of Troy Ltd. (Bermuda) *	185,445
5,700	PulteGroup, Inc.	231,762
1,500	Whirlpool Corp.	234,900
		652,107

The accompanying notes are an integral part of these financial statements.

Annual Report | 24

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares		Fair Value

Consumer Services - 3.82%
2,800	Cracker Barrel Old Country Store, Inc.	$ 302,232
3,800	Dine Brands Global, Inc.	253,080
3,700	Service Corp. International	228,327
5,800	Yum China Holdings, Inc. (China)	290,638
		1,074,277
Containers & Packaging - 1.59%
18,800	Amcor PLC (Switzerland)	225,788
3,500	Sonoco Products Co.	220,570
		446,358
Diversified Financials - 2.25%
1,800	Cboe Global Markets, Inc.	212,346
6,000	Lazard Ltd. Class A (Bermuda)	218,100
3,700	SEI Investments Co.	202,390
		632,836
Electric Utilities - 2.50%
5,200	Hawaiian Electric Industries, Inc.	203,424
3,000	OGE Energy Corp.	121,620
3,200	Otter Tail Corp.	241,728
4,700	PPL Corp.	136,676
		703,448
Energy Equipment & Services - 1.02%
9,500	Halliburton Co.	286,235

Food, Beverage & Tobacco - 3.24%
2,400	Archer-Daniels Midland Co.	210,936
3,200	Darling Ingredients, Inc. *	243,392
2,200	Ingredion, Inc.	191,554
3,500	Tyson Foods, Inc. Class A	263,830
		909,712
Food & Staples Retailing - 0.78%
4,600	The Kroger Co.	220,524

Gas Utilities - 0.51%
3,600	UGI Corp.	142,200

Health Care Equipment & Services - 6.32%
3,300	Baxter International, Inc.	189,618
4,100	Cardinal Health, Inc.	289,952
2,900	DaVita, Inc. *	247,341
9,200	InMode Ltd. (Israel) *	293,848
900	Molina Healthcare, Inc. *	303,633
3,000	The Ensign Group, Inc.	255,900
2,000	Universal Health Services, Inc. Class B	195,680
		1,775,972

The accompanying notes are an integral part of these financial statements.

Annual Report | 25

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares		Fair Value

Insurance - 4.55%
3,600	Aflac, Inc.	$ 213,912
5,400	American Equity Investment Life Holding Co.	205,200
700	Everest Re Group Ltd. (Bermuda)	188,335
1,400	The Hanover Insurance Group, Inc.	181,146
4,600	The Hartford Financial Services Group, Inc.	295,826
1,200	The Travelers Cos., Inc.	193,968
		1,278,387
Media & Entertainment - 1.74%
5,400	Paramount Global Class B	126,306
17,000	Sciplay Corp. Class A *	207,230
5,800	Warner Music Group Corp. Class A	155,266
		488,802
Metal & Mining - 2.21%
4,078	Agnico Eagle Mines Ltd. (Canada)	168,054
11,300	Barrick Gold Corp.	167,805
9,300	Ternium SA ADR	286,533
		622,392
Multi Utilities - 1.99%
3,000	Avista Corp.	121,890
1,000	DTE Energy Co.	130,340
10,200	MDU Resources Group, Inc.	307,530
		559,760
Oil, Gas & Consumable Fuels - 5.11%
11,600	California Resources Corp.	579,536
5,100	Devon Energy Corp.	360,162
8,100	ONEOK, Inc.	495,963
		1,435,661
Pharmaceuticals, Biotechnology & Life Science - 3.61%
1,000	Biogen, Inc. *	195,380
2,800	Incyte Corp. *	197,204
1,400	Jazz Pharmaceuticals PLC (Ireland) *	217,308
1,500	PerkinElmer, Inc.	202,590
900	United Therapeutics Corp. *	203,958
		1,016,440
Retailing - 5.85%
3,600	Best Buy Co., Inc.	254,484
1,800	Dollar Tree, Inc. *	244,224
5,600	Ebay, Inc.	247,128
2,800	Genuine Parts Co.	436,828
29,000	MINISO Group Holding Ltd. Class A ADR	191,400
2,300	Penske Automotive Group, Inc.	271,193
		1,645,257

The accompanying notes are an integral part of these financial statements.

Annual Report | 26

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares		Fair Value

Semiconductors & Semiconductor Equipment - 3.04%
8,500	Kulicke & Soffa Industries, Inc.	$ 357,340
1,600	NXP Semiconductors NV (Netherlands)	263,328
2,600	Qorvo, Inc. *	233,428
		854,096
Software & Services - 7.14%
26,400	A10 Networks, Inc.	366,960
3,000	Amdocs Ltd.	256,410
2,050	Check Point Software Technology Ltd. (Israel) *	246,492
700	Fair Isaac Corp. *	314,580
5,900	Genpact Ltd. (Bermuda)	277,182
2,000	Leidos Holdings, Inc.	190,100
22,900	PagSeguro Digital Ltd. Class A (Brazil) *	355,866
		2,007,590
Technology Hardware & Equipment - 5.28%
3,100	Arrow Electronics, Inc. *	324,911
5,600	Cognex Corp.	235,816
16,600	Flex Ltd. (Singapore) *	295,646
2,100	TE Connectivity Ltd. (Switzerland)	265,041
1,200	Zebra Technologies Corp. Class A *	361,968
		1,483,382
Telecommunication Services - 0.53%
3,100	BCE, Inc.	149,420

Transportation - 1.79%
2,900	ArcBest Corp.	233,537
1,850	Landstar System, Inc.	271,266
		504,803
Water Utilities - 0.47%
900	American Water Works Co., Inc.	133,605

TOTAL FOR COMMON STOCKS (Cost $23,299,255) - 89.62%		25,198,679

REAL ESTATE INVESTMENT TRUSTS - 8.88%
3,700	Eastgroup Properties, Inc.	610,611
10,400	LTC Properties, Inc.	466,856
3,500	Mid-America Apartment Communities, Inc.	579,845
6,500	National Health Investors, Inc.	425,815
9,200	National Retail Properties, Inc.	413,080
		2,496,207

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,026,995) - 8.88%		2,496,207

The accompanying notes are an integral part of these financial statements.

Annual Report | 27

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares		Fair Value

MONEY MARKET FUND - 1.47%
412,356	Federated Hermes Government Obligations Fund - Institutional Class, 2.11% **	$ 412,356

TOTAL FOR MONEY MARKET FUND (Cost $412,356) - 1.47%		412,356

TOTAL INVESTMENTS (Cost $25,738,606) - 99.97%		28,107,242

OTHER ASSETS LESS LIABILITIES - 0.03%		8,587

NET ASSETS - 100.00%		$ 28,115,829

* Non-Income producing.

** 7-day yield as of August 31, 2022.

ADR - American Depositary Receipt

PLC - Public Limited Company

SA - Société Anonyme, a French term for a public limited company.

The accompanying notes are an integral part of these financial statements.

Annual Report | 28

SMART DIVERSIFICATION FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares		Fair Value

EXCHANGE TRADED FUNDS - 100.23%
151,000	First Trust Brazil AlphaDEX Fund	$ 1,648,920
42,796	First Trust Emerging Markets AlphaDEX Fund	902,568
92,700	First Trust Europe AlphaDEX Fund	2,791,197
62,515	iShares MSCI Emerging Markets ETF	2,464,966
6,500	iShares Russell 2000 ETF	1,192,750
86,000	iShares MSCI China ETF	4,273,340
9,500	Invesco QQQ Trust, Series 1 ETF	2,843,065
40,000	SPDR Portfolio Emerging Markets ETF	1,376,000
20,925	SPDR S&P 500 ETF Trust *	8,269,142
		25,761,948

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $25,024,430) - 100.23%		25,761,948

MONEY MARKET FUND - 0.23%
60,238	Federated Hermes Government Obligations Fund - Institutional Class, 2.11% **	60,238

TOTAL FOR MONEY MARKET FUND (Cost $60,238) - 0.23%		60,238

TOTAL INVESTMENTS (Cost $25,084,668) - 100.46%		25,822,186

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.46)%		(117,496)

NET ASSETS - 100.00%		$ 25,704,690

* Represents investments greater than 25% of the Fund's net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

** 7-day yield as of August 31, 2022.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Annual Report | 29

THE TEXAS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2022

Shares		Fair Value

COMMON STOCKS - 96.40%

Automobiles - 0.77%
405	Tesla, Inc. *	$ 111,622

Banks - 7.41%
1,705	Allegiance Bancshares, Inc.	72,224
3,735	CBTX, Inc.	111,303
783	Comerica, Inc.	62,875
310	Cullen/Frost Bankers, Inc.	40,288
3,095	First Financial Bankshares, Inc.	131,568
586	Independent Bank Group, Inc.	39,473
4,105	International Bancshares Corp.	171,302
2,643	Mr. Cooper Group, Inc. *	111,799
2,707	Prosperity Bancshares, Inc.	191,872
2,760	South Plains Financial, Inc.	74,879
2,009	Veritex Holdings, Inc.	60,491
		1,068,074
Capital Goods - 11.79%
1,634	AZZ, Inc.	69,625
1,595	Builders FirstSource, Inc. *	93,483
1,033	Comfort Systems USA, Inc.	103,651
563	CSW Industrials, Inc.	71,276
2,054	Encore Wire Corp.	267,225
7,670	Fluor Corp. *	202,795
2,555	Hyliion Holdings Corp. Class A *	8,968
2,069	IES Holdings, Inc. *	62,877
279	Jacobs Engineering Group, Inc.	34,758
15,812	Now, Inc. *	191,641
7,050	Quanex Building Products Corp.	157,215
1,247	Quanta Services, Inc.	176,201
2,000	Rush Enterprises, Inc. Class A	94,120
1,331	Textron, Inc.	83,028
4,706	Thermon Group Holdings, Inc. *	82,590
		1,699,453
Chemicals - 4.37%
484	Celanese Corp. Series A	53,656
2,454	Huntsman Corp.	68,761
11,171	Kronos Worldwide, Inc.	143,882
5,560	Valhi, Inc.	194,269
1,716	Westlake Chemical Corp.	169,249
		629,817

The accompanying notes are an integral part of these financial statements.

Annual Report | 30

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares		Fair Value

Commercial & Professional Services - 3.94%
1,175	Copart, Inc. *	$ 140,589
6,790	Ennis, Inc.	144,152
1,307	Insperity, Inc.	142,489
832	Waste Management, Inc.	140,633
		567,863
Construction Materials - 0.76%
919	Eagle Materials, Inc.	109,931

Construction & Engineering - 2.16%
2,018	AECOM	147,617
3,378	KBR, Inc.	163,157
		310,774
Consumer Durables & Apparel - 2.25%
4,493	Callaway Golf Co. *	99,430
1,507	D.R. Horton, Inc.	107,223
2,654	Green Brick Partners, Inc. *	64,651
553	LGI Homes, Inc. *	52,485
		323,789
Consumer Finance - 0.60%
1,100	FirstCash, Inc.	85,756

Consumer Services - 2.25%
1,331	Brinker International, Inc. *	32,623
2,080	Dave & Buster's Entertainment, Inc. *	85,987
2,777	Service Corp. International	171,369
1,566	Six Flags Entertainment Corp. *	34,687
		324,666
Diversified Financials - 4.31%
4,036	Main Street Capital Corp.	168,463
10,115	P10, Inc. Class A	126,235
144	Texas Pacific Land Trust	265,026
2,287	Victory Capital Holdings, Inc. Class A	61,246
		620,970
Energy - 1.16%
3,580	Archaea Energy, Inc. Class A *	70,741
954	Marathon Petroleum Corp.	96,115
		166,856
Energy Equipment & Services - 1.26%
2,709	Cactus, Inc. Class A	108,225
10,235	Select Energy Services, Inc. Class A *	72,771
		180,996
Engineering & Construction - 1.21%
2,995	Arcosa, Inc.	175,058

The accompanying notes are an integral part of these financial statements.

Annual Report | 31

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares		Fair Value

Food, Beverage & Tobacco - 2.49%
2,364	Darling Ingredients, Inc. *	$ 179,806
4,701	Keurig Dr. Pepper, Inc.	179,202
		359,008
Health Care Equipment & Services - 3.96%
314	AMN Healthcare Services, Inc. *	32,229
49	Atrion Corp.	29,594
821	CorVel Corp. *	127,567
857	McKesson Corp.	314,519
810	U.S. Physical Therapy, Inc.	66,914
		570,823
Household & Personal Products - 1.06%
1,193	Kimberly-Clark Corp.	152,131

Insurance - 1.69%
1,980	Goosehead Insurance, Inc. Class A *	102,960
2,778	Stewart Information Services Corp.	140,678
		243,638
Integrated Oil & Gas - 1.84%
1,337	Exxon Mobil Corp.	127,804
1,931	Occidental Petroleum Corp.	137,101
		264,905
Media & Entertainment - 0.23%
1,315	Bumble, Inc. Class A *	32,941

Metals & Mining - 0.63%
2,255	Commercial Metals Co.	91,350

Oil & Gas Drilling - 0.81%
7,830	Patterson-UTI Energy, Inc.	116,667

Oil & Gas Equipment Services - 2.19%
3,305	Halliburton Co.	99,580
4,666	Nextier Oilfield Solutions, Inc. *	43,720
6,285	ProPetro Holding Corp. *	57,571
2,991	Schlumberger Ltd.	114,107
		314,978
Oil & Gas Exploration & Production - 6.65%
464	ConocoPhillips	50,785
1,173	Diamondback Energy, Inc.	156,337
1,019	EOG Resources, Inc.	123,605
7,168	Kosmos Energy Ltd. *	50,678
2,465	Matador Resources Co.	146,914
881	Pioneer Natural Resources Co.	223,087

The accompanying notes are an integral part of these financial statements.

Annual Report | 32

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares		Fair Value

2,872	Range Resources Corp. *	$ 94,374
6,917	Southwestern Energy Co. *	51,808
9,274	W&T Offshore, Inc. *	60,281
		957,869
Oil & Gas Refining & Marketing - 4.23%
3,989	CVR Energy, Inc.	130,281
3,488	HF Sinclair Corp.	183,573
3,327	Par Pacific Holdings, Inc. *	62,548
1,265	Phillips 66	113,167
1,028	Valero Energy Corp.	120,399
		609,968
Oil & Gas Storage & Transportation - 3.95%
1,149	Cheniere Energy, Inc.	184,047
12,026	EnLink Midstream LLC.	122,184
6,075	Kinder Morgan, Inc.	111,294
2,217	Targa Resources Corp.	151,266
		568,791
Oil, Gas & Consumable Fuels - 3.72%
2,013	APA Corp.	78,728
4,670	Berry Corp.	42,730
3,026	Brigham Minerals, Inc. Class A	90,023
1,294	Kinetik Holdings, Inc. Class A	47,710
6,774	Magnolia Oil & Gas Corp. Class A	161,695
2,578	Talos Energy, Inc. *	53,442
13,484	Uranium Energy Corp. *	60,948
		535,276
Pharmaceuticals, Biotechnology & Life Science - 0.08%
802	Instil Bio, Inc. *	4,170
1,751	XBiotech, Inc. (Canada) *	7,021
		11,191
Retail & Wholesale-Discretionary - 1.32%
4,420	Academy Sports & Outdoors, Inc.	190,414

Semiconductors & Semiconductor Equipment - 2.43%
425	Cirrus Logic, Inc. *	32,593
1,425	Diodes, Inc. *	101,417
1,310	Texas Instruments, Inc.	216,425
		350,435
Software & Services - 4.23%
8,006	Blucora, Inc. *	160,760
10,457	E2open Parent Holdings, Inc. Class A *	71,840
1,435	Oracle Corp.	106,405
3,155	Q2 Holdings, Inc. *	125,317
390	Tyler Technologies, Inc. *	144,889
		609,211

The accompanying notes are an integral part of these financial statements.

Annual Report | 33

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Shares		Fair Value

Technology Hardware & Equipment - 3.54%
6,180	Benchmark Electronics, Inc.	$ 169,641
694	Dell Technologies, Inc. Class C	26,573
12,528	Hewlett Packard Enterprise Co.	170,381
3,623	National Instruments Corp.	144,050
		510,645
Telecommunication Services - 1.35%
11,060	AT&T, Inc.	193,992

Transportation - 2.08%
5,548	American Airlines Group, Inc. *	72,069
6,194	Daseke, Inc. *	37,536
1,594	Kirby Corp. *	106,894
2,258	Southwest Airlines Co. *	82,869
		299,368
Utilities - 3.68%
5,200	CenterPoint Energy, Inc.	163,956
4,019	NRG Energy, Inc.	165,904
5,000	Sunnova Energy International, Inc. *	126,100
3,000	Vistra Corp.	74,250
		530,210

TOTAL FOR COMMON STOCKS (Cost $10,904,283) - 96.40%		13,889,436

REAL ESTATE INVESTMENT TRUST - 0.70%
1,586	The Howard Hughes Corp. *	100,917

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $115,865) - 0.70%		100,917

WARRANT - 0.10%
301	Occidental Petroleum Corp., 08/03/2027 @ $22.00 (Notional Value $21,371) *	14,728

TOTAL FOR WARRANT (Cost $0) - 0.10%		14,728

MONEY MARKET FUND - 1.58%
227,208	Federated Hermes Government Obligations Fund – Institutional Class, 2.11% **	227,208

TOTAL FOR MONEY MARKET FUND (Cost $227,208) - 1.58%		227,208

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $419,597) - 1.26%		181,240

The accompanying notes are an integral part of these financial statements.

Annual Report | 34

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2022

Fair Value

TOTAL INVESTMENTS (Cost $11,666,953) - 100.04%	$ 14,413,529

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.04)%	(5,214)

NET ASSETS - 100.00%	$ 14,408,315

* Non-Income producing.

** 7-day yield as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report | 35

THE TEXAS FUND

SCHEDULE OF PURCHASED OPTIONS

AUGUST 31, 2022

* Non-income producing securities during the period.

**The notional amount is calculated by multiplying outstanding contracts by the exercise price by 100 at August 31, 2022.

+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Annual Report | 36

MONTEAGLE FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AS OF AUGUST 31, 2022

(1) Unlimited number of shares of beneficial interest with no par value, authorized.
 The accompanying notes are an integral part of these financial statements.

Annual Report | 37

MONTEAGLE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2022

Monteagle Select Value Fund	Monteagle Opportunity Equity Fund	Smart Diversification Fund	The Texas Fund
Investment Income:				
Dividends (net of $0, $5,164, $0 and $312 of foreign tax withheld)	$ 252,054	$ 586,515	$ 728,864	$ 239,338
Securities Lending	120	-	-	-
Total Investment Income	252,174	586,515	728,864	239,338
Expenses:				
Advisory Fees	81,276	97,333	128,699	56,388
Chief Compliance Officer Fees	19,936	34,410	30,967	18,685
Trustee Fees	10,864	10,556	10,781	8,449
Operating Services Fees	113,787	293,723	270,541	159,238
Legal Fees	675	-	-	-
ICI Membership Fees	981	1,794	154	428
Total Expenses	227,519	437,816	441,142	243,188
Net Investment Income (Loss)	24,655	148,699	287,722	(3,850)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:				
Net Realized Gain (Loss) from Investments	1,183,328	2,040,566	(2,504,145)	(613,394)
Net Realized Gain from Options	-	-	-	398,227
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,412,820)	(3,479,855)	(2,770,776)	2,567
Net Change in Unrealized Depreciation on Options	-	-	-	(206,663)
Net Realized and Unrealized Loss on Investments	(1,229,492)	(1,439,289)	(5,274,921)	(419,263)
Net Decrease in Net Assets Resulting from Operations	$(1,204,837)	$(1,290,590)	$ (4,987,199)	$(423,113)

The accompanying notes are an integral part of these financial statements.

Annual Report | 38

MONTEAGLE SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended 8/31/2022	For the Year Ended 8/31/2021
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income	$ 24,655	$ 75,047
Net Realized Gain from Investments	1,183,328	1,796,090
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,412,820)	4,920,726
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,204,837)	6,791,863
Distributions to Shareholders from:		
Distributions:	(2,281,479)	(3,695,798)
Net Change in Net Assets from Distributions	(2,281,479)	(3,695,798)
Capital Share Transactions:		
Proceeds from Sale of Shares:		
Institutional Class	1,462,839	2,256,785
Shares Issued on Reinvestment of Dividends		
Institutional Class	751,264	968,556
Cost of Shares Redeemed:		
Institutional Class	(445,005)	(467,583)
Net Increase from Shareholder Activity	1,769,098	2,757,758
Net Assets:		
Net Increase (Decrease) in Net Assets	(1,717,218)	5,853,823
Beginning of Year	16,920,627	11,066,804
End of Year	$ 15,203,409	$ 16,920,627

The accompanying notes are an integral part of these financial statements.

Annual Report | 39

MONTEAGLE OPPORTUNITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 40

SMART DIVERSIFICATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

The accompanying notes are an integral part of these financial statements.

Annual Report | 41

THE TEXAS FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended 8/31/2022	For the Year Ended 8/31/2021
Increase (Decrease) in Net Assets From Operations:		
Net Investment Loss	$ (3,850)	$ (44,757)
Net Realized Gain (Loss) from Investments and Options	(215,167)	861,355
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options	(204,096)	3,036,387
Net Increase (Decrease) in Net Assets Resulting from Operations	(423,113)	3,852,985
Distributions to Shareholders from:		
Distributions:	(645,796)	-
Return of Capital:	(168,735)	-
Net Change in Net Assets from Distributions	(814,531)	-
Capital Share Transactions:		
Proceeds from Sale of Shares:		
Institutional Class	3,768,972	1,462,986
Shares Issued on Reinvestment of Dividends		
Institutional Class	711,293	-
Cost of Shares Redeemed:		
Institutional Class	(2,808,539)	(561,796)
Net Increase from Shareholder Activity	1,671,726	901,190
Net Assets:		
Net Increase in Net Assets	434,082	4,754,175
Beginning of Year	13,974,233	9,220,058
End of Year	$14,408,315	$13,974,233

The accompanying notes are an integral part of these financial statements.

Annual Report | 42

MONTEAGLE SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

Institutional Class Shares	Years Ended 8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Net Asset Value, at Beginning of Year	$ 12.42	$ 10.23	$ 11.05	$ 13.66	$ 12.69
Income (Loss) From Investment Operations:					
Net Investment Income *	0.02	0.06	0.15	0.07	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.78)	5.55	(0.51)	(1.49)	1.64
Total from Investment Operations	(0.76)	5.61	(0.36)	(1.42)	1.73
Distributions:					
From Net Investment Income	(0.03)	(0.09)	(0.13)	(0.07)	(0.24)
From Net Realized Gain	(1.59)	(3.33)	(0.33)	(1.12)	(0.52)
Total from Distributions	(1.62)	(3.42)	(0.46)	(1.19)	(0.76)
Net Asset Value, at End of Year	$ 10.04	$ 12.42	$ 10.23	$ 11.05	$ 13.66
Total Return **	(7.81)%	66.48%	(3.62)%	(9.76)%	13.97%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 15,203	$ 16,921	$ 11,067	$ 26,787	$ 14,126
Ratio of Expenses to Average Net Assets	1.40%	1.44%	1.40%	1.36%	1.36%
Ratio of Net Investment Income to Average Net Assets	0.15%	0.52%	1.43%	0.60%	0.68%
Portfolio Turnover	47%	178%	50%	81%	173%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

Annual Report | 43

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR/PERIOD.

† Formerly The Henssler Equity Fund.

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming  reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** Amount less than $0.005 per share.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Annual Report | 44

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR/PERIOD.

† Formerly The Henssler Equity Fund.

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Annual Report | 45

SMART DIVERSIFICATION FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR/ PERIOD.

Institutional Class Shares	Year Ended 8/31/2022	Year Ended 8/31/2021	Period Ended 8/31/2020 (a)
Net Asset Value, at Beginning of Year/Period	$ 15.62	$ 12.13	$ 10.00
Income (Loss) From Investment Operations:			
Net Investment Gain (Loss) *	0.13	(0.04)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.11)	3.55	2.16
Total from Investment Operations	(1.98)	3.51	2.13
Distributions:			
From Net Investment Income	(0.88)	(0.02)	-
From Net Realized Gain	(0.71)	-	-
From Net Return of Capital	(0.03)	-	-
Total from Distributions	(1.62)	(0.02)	-
Net Asset Value, at End of Year/Period	$ 12.02	$ 15.62	$ 12.13
Total Return **	(14.44)%	28.93%	21.30% (c)
Ratios/Supplemental Data:			
Net Assets at End of Year/Period (Thousands)	$ 25,705	$ 30,549	$ 12,532
Ratio of Expenses to Average Net Assets ***	1.44%	1.52%	1.75% (b)
Ratio of Net Investment Income (Loss) to Average Net Assets ***	0.94%	(0.31)%	(0.33)% (b)
Portfolio Turnover	373%	223%	359% (c)

(a) For period September 3, 2019 (commencement of operations) through August 31, 2020.

(b) Annualized.

(c) Not Annualized.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Annual Report | 46

THE TEXAS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

Years Ended				
Institutional Class Shares	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Net Asset Value, at Beginning of Year	$ 13.81	$ 9.73	$ 9.58	$ 11.97	$ 9.38
Income (Loss) From Investment Operations:					
Net Investment Income (Loss) *	- ***	(0.05)	- ***	-	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.28)	4.13	0.16	(2.17)	2.57
Total from Investment Operations	(0.28)	4.08	0.16	(2.17)	2.59
Distributions:					
From Net Investment Income	-	-	(0.01)	- ***	-
From Return of Capital	(0.15)	-	-	(0.03)	-
From Net Realized Gain	(0.57)	-	-	(0.19)	-
Total from Distributions	(0.72)	-	(0.01)	(0.22)	-
Net Asset Value, at End of Year	$ 12.81	$ 13.81	$ 9.73	$ 9.58	$ 11.97
Total Return **	(2.37)%	41.93%	1.68%	(18.12)%	27.61%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 14,408	$ 13,974	$ 9,220	$ 9,826	$ 12,445
Ratio of Expenses to Average Net Assets	1.60%	1.67%	1.71%	1.64%	1.61%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.03)%	(0.36)%	(0.02)%	(0.01)%	0.18%
Portfolio Turnover	56%	94%	137%	83%	44%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2022

1. ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Select Value Fund

Monteagle Opportunity Equity Fund

Smart Diversification Fund

The Texas Fund

The Monteagle Select Value Fund (“Select Value Fund”), Monteagle Opportunity Equity Fund (“Opportunity Equity Fund”), Smart Diversification Fund (“Smart Diversification Fund”) and The Texas Fund (“Texas Fund”) are each a diversified series of Monteagle Funds. The principal investment objective of each of Select Value Fund, Opportunity Equity Fund and The Texas Fund (collectively the “Equity Funds”) is long-term capital appreciation. The principal investment objective of the Smart Diversification Fund is total return through a combination of capital appreciation and income. The Smart Diversification Fund seeks to meet its investment objective by investing, under normal market conditions, at least 80% of its assets in exchange-traded funds.

The Funds are authorized to offer one class of shares, Institutional Class shares, except the Opportunity Equity Fund has an Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks, exchange traded funds and real estate investment trusts, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an

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MONTEAGLE FUNDS

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equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Options contracts that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the average of the last bid and ask price and are categorized within level 2 of the fair value hierarchy. Depending on the product and terms of the transaction, the fair value of options can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of options contracts. Options contracts valued using pricing models are categorized within level 2 of the fair value hierarchy.

Warrants that are actively traded, and valuation adjustments are not applied, are categorized in level 1 of the fair value hierarchy. Warrants traded on inactive markets or valued by reference to similar instruments are categorized in level 2 of the fair value hierarchy.

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities that the Funds have the ability to access
●	Level 2 – other significant observable inputs
●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2022:

Select Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 13,636,151	$ -	$ 13,636,151
Real Estate Investment Trusts	722,735	-	722,735
Money Market Fund	849,659	-	849,659
Totals	$ 15,208,545	$ -	$ 15,208,545

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MONTEAGLE FUNDS

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Opportunity Equity Fund
	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Security Classification (a)
Common Stocks (b)	$ 25,198,679	$ -	$ 25,198,679
Real Estate Investment Trusts	2,496,207	-	2,496,207
Money Market Fund	412,356	-	412,356
Totals	$ 28,107,242	$ -	$ 28,107,242

Smart Diversification Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Exchange Traded Funds	$ 25,761,948	$ -	$ 25,761,948
Money Market Fund	60,238	-	60,238
Totals	$ 25,822,186	$ -	$ 25,822,186

Texas Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 13,889,436	$ -	$ 13,889,436
Real Estate Investment Trust	100,917	-	100,917
Warrant	14,728	-	14,728
Money Market Fund	227,208	-	227,208
Purchased Options	181,240	-	181,240
Totals	$ 14,413,529	$ -	$ 14,413,529

a)

As of and during the year ended August 31, 2022, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)

For a detailed break-out of securities by major industry classification, please refer to the Schedules of Investments.

Options transactions — The Texas Fund may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a “standby commitment”) gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security, index or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a “reverse standby commitment”) gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security, index or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying security, index or currency. The Fund may buy or sell both exchange-traded

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MONTEAGLE FUNDS

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and over-the-counter (“OTC”) options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the security, index or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Fund.

Upon selling an option, the Fund receives a premium from the purchaser of the option. Upon purchasing an option, the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

The Fund may purchase call options on equity securities that the Fund’s Adviser or Sub-adviser intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Fund may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash. See Note 10 for additional risks associated with options transactions.

All options purchased by the Texas Fund during the year were equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under GAAP.

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MONTEAGLE FUNDS

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AUGUST 31, 2022

At August 31, 2022, the Texas Fund had purchased call options valued at $67,400, and purchased put options valued at $113,840, for a total of $181,240 which is presented within Investment Securities at Fair Value on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations during the year ended August 31, 2022 was as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of gain (loss) on Derivatives recognized in income	Realized and unrealized gain (loss) on Derivatives recognized in income
Texas Fund	Call and put options purchased	Net realized gain from options	$ 398,227

Texas Fund	Call and put options purchased	Net change in unrealized appreciation (depreciation) on options	$(206,663)

For the year ended August 31, 2022, the Texas Fund purchased 4,350 call option contracts and 2,140 put option contracts.  For the year ended August 31, 2022 the Texas Fund wrote no option contracts. The number of purchased contracts is representative of the volume of activity for these derivative types during the period.

Security Loans — During the year ended August 31, 2022, the Funds, except for the Opportunity Equity Fund and Smart Diversification Fund, were entered into securities lending agreements with Huntington National Bank. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the prior day’s fair value of loaned securities. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedules of Investments. The remaining contractual maturity of all securities lending transactions are overnight and continuous. Securities lending income is disclosed in the Funds’ Statements of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Funds are indemnified for losses incurred due to a borrower’s failure to comply with the terms of the securities lending agreement.

Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of the cash collateral received.

As of May 12, 2022, the Board of Trustees (“Trustees”) approved termination of the securities lending program.

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

The Select Value Fund, Opportunity Equity Fund, Smart Diversification Fund, and the Texas Fund did not have any securities loaned at August 31, 2022.

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Real Estate Investment Trusts (REIT) — Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs, whose underlying properties are concentrated in a particular industry or region, are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. Distributions received from the Funds' investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received for financial statement purposes. The actual character of distributions to a Fund's shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund's shareholders may represent a return of capital.

The Funds may not purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders — Net investment income distributions, if any, for Select Value Fund, Opportunity Equity Fund, Smart Diversification Fund and Texas Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid by the Select Value Fund, Opportunity Equity Fund, Smart Diversification Fund, and Texas Fund during the years ended August 31, 2022 and 2021 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2022	2021	2022	2021	2022	2021
Select Value Fund	$2,280,398	$ 365,951	$ 1,081	$3,329,847	$ -	$ -
Opportunity Equity Fund	806,232	181,713	6,314,064	-	-	-
Smart Diversification Fund	1,825,785	20,674	1,490,518	-	62,630	-
Texas Fund	-	-	645,796	-	168,735	-

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Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

Allocation of Income and Expenses, Realized and Unrealized Capital Gains and Losses — Income, realized and unrealized capital gains and losses on investments, and Fund-wide expenses are allocated on a daily basis to each class of shares of the Opportunity Equity Fund based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Effective November 1, 2019, Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) was acquired by Renasant Bank and is now deemed to be a wholly owned subsidiary of Renasant Bank. Effective July 31, 2020, Nashville Capital Corporation has changed its name to Park Place Capital Corporation (“Park Place Capital” or the “Adviser”). Park Place Capital serves as the investment adviser to the Funds pursuant to a Management Agreement (“Management Agreement”) with the Trust. Subject to the general oversight of the Trustees, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Trustees on the selection of sub-advisers.

As of December 1, 2020, each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Select Value Fund	Opportunity Equity Fund	Smart Diversification Fund	Texas Fund
Up to and including $10 million	0.50%	0.25%	0.25%	0.25%
From $10 million up to and including $25 million	0.50%	0.25%	0.50%	0.60%
From $25 up to and including $50 million	0.50%	0.50%	0.50%	0.60%
From $50 up to and including $100 million	0.50%	0.50%	0.50%	0.60%
Over $100 million	0.50%	0.50%	0.50%	0.60%

Under the terms of the Funds’ Management Agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: costs

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of membership in trade associations; SEC registration fees and related expenses; brokerage; taxes; borrowing costs (such as (a) interest and (b) dividend expense on securities sold short); litigation expenses; fees and expenses of non-interested Trustees; the compensation of the Trust’s Chief Compliance Officer’s (“CCO”) services and extra ordinary expenses.

For the year ended August 31, 2022, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2022
Select Value Fund	$ 81,276	$ 6,772
Opportunity Equity Fund	97,333	7,093
Smart Diversification Fund	128,699	9,334
Texas Fund	56,388	4,633

An officer of Park Place Capital is also an officer of the Trust.

Select Value Fund — Park Place Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Park Place Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Opportunity Equity Fund — Park Place Capital has retained G.W. Henssler & Associates, Ltd. (“Henssler”) to serve as the sub-adviser to Opportunity Equity Fund. Park Place Capital has agreed to pay Henssler an annual advisory fee of 0.25% of average daily net assets up to $25 million, 0.50% of such assets over $25 million.

Smart Diversification Fund — Park Place Capital has retained Luken Investment Analytics, LLC (“LIA”), to serve as the sub-adviser to Smart Diversification Fund. Park Place Capital has agreed to pay LIA an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.50% of such assets over $10 million.

Texas Fund — Park Place Capital has retained J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”), to serve as the sub-adviser to Texas Fund. Park Place Capital has agreed to pay Team an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.60% of such assets over $10 million.

Investment Company Services Agreement

Mutual Shareholder Services, LLC (“MSS”) provides fund accounting and transfer agency services to each Fund. Pursuant to services agreements, the Adviser will pay MSS customary fees for its services from the advisory fee it receives from the Funds. MSS will also provide certain shareholder report production, and EDGAR conversion and filing services. Officers of MSS are also officers of the Trust.

Operating Service Agreement

The Trust has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser regarding the Opportunity Equity Fund. As of December 1, 2020, the Select Value

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

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Fund, Smart Diversification Fund, and the Texas Fund was added to the Service Agreement. Under the Servicing Agreement, the Adviser provides all of the Funds’ day-to-day operational services, excluding cost of brokerage, interest, taxes, litigation, independent trustees’ fees and expenses, independent trustees’ legal fees, the Trust’s allocable share of the salary and related costs for the Trust’s Chief Compliance Officer, and extraordinary expenses.

As of December 1, 2020, the Adviser is entitled to receive a fee, based on average daily net assets at the following annual rates:

Assets	Select Value Fund	Opportunity Equity Fund Institutional Class	Opportunity Equity Fund Investor Class	Smart Diversification Fund	Texas Fund
Up to and including $10 million	0.700%	0.800%	1.300%	1.200%	1.200%
From $10 million up to and including $25 million	0.700%	0.800%	1.300%	0.750%	0.750%
From $25 up to and including $50 million	0.615%	0.500%	1.000%	0.650%	0.650%
From $50 up to and including $100 million	0.475%	0.450%	0.950%	0.500%	0.500%
Over $100 million	0.375%	0.400%	0.900%	0.400%	0.350%

As of and for the year ended August 31, 2022, Servicing Agreement fees earned and payable to the Adviser were as follows:

	Servicing Agreement Fees Earned	Servicing Agreement Fees Payable as of August 31, 2022
Select Value Fund	$ 113,787	$ 9,480
Opportunity Equity Fund	293,723	23,477
Smart Diversification Fund	270,541	20,839
Texas Fund	159,238	13,329

Distribution Agreement

Arbor Court Capital serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser but is an affiliate of MSS. Pursuant to the agreement, the Adviser will pay Arbor Court Capital customary fees for its services from the advisory fee it receives from the Funds.

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $99,000 annually to the Contractor for providing CCO services. Each Fund pays an annual fee of $5,000 with the remaining amount allocated to the Funds based on aggregate average daily

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AUGUST 31, 2022

net assets. The CCO also received a special bonus of $5,000 from the Funds in August 2022. The payment was allocated among the Funds of $1,250 each. For the year ended August 31, 2022, the CCO received a total of $103,998.

4. SECURITIES TRANSACTIONS

During the year ended August 31, 2022, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Select Value Fund	$ 7,298,420	$ 7,940,810
Opportunity Equity Fund	14,394,999	19,621,406
Smart Diversification Fund	105,687,928	105,174,260
Texas Fund	8,949,654	8,008,568

There were no purchases or sales of U.S. government securities made by the Funds.

5. TAX MATTERS

It is each Fund’s intention to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends, in each calendar year, at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The Funds’ tax basis distributable earnings (deficit) are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2022, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gains (Losses)	Capital Loss Carryforward	Post-December Ordinary Loss	Post- October Capital Loss	Total Distributable Earnings/ (Deficit)
Select Value Fund	$(1,913,287)	$ 632,691	$ -	$ -	$ -	$ -	$(1,280,596)
Opportunity Equity Fund	2,374,464	186,411	1,476,202	-	-	-	4,037,077
Smart Diversification	675,338	-	-	-	-	(2,594,283)	(1,918,945)
Texas Fund	2,725,914	-	-	-	-	(226,624)	2,499,290

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and return of capital from underlying investments. Permanent book and tax differences, primarily attributable to net operating losses and taxable overdistributions resulted in reclassification for the Fund for the fiscal year ended August 31, 2022 as follows:

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Fund	Paid-in Capital	Total Distributable Earnings/(Deficit)
Texas Fund	$ (622,530)	$ 622,530

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. The Smart Diversification Fund and the Texas Fund incurred and elected to defer $2,594,283 and $226,624 of such post-October losses, respectively.

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2022:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Select Value Fund	$ 17,121,832	$ 366,922	$(2,280,209)	$ (1,913,287)
Opportunity Equity Fund	25,732,778	3,798,580	(1,424,116)	2,374,464
Smart Diversification Fund	25,146,848	1,117,040	(441,702)	675,338
Texas Fund	11,687,615	3,513,048	(787,134)	2,725,914

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended August 31, 2022, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2019.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2022, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund.

Fund	Shareholder	Percent Owned as of August 31, 2022
Select Value Fund	NFS, LLC	65%
Select Value Fund	Raymond James & Assoc., Inc.	30%
Opportunity Equity Fund	Reliance Trust Co.	45%
Smart Diversification Fund	LPL Financial Services	75%
Texas Fund	NFS, LLC	66%

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7. CAPITAL SHARE TRANSACTIONS

Select Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2022
Institutional Class
Shares	126,815	(40,021)	65,138	1,513,906
Value	$ 1,462,839	$ (445,005)	$ 751,264

For the fiscal year ended:
August 31, 2021
Institutional Class
Shares	214,358	(38,914)	104,722	1,361,974
Value	$ 2,256,785	$ (467,583)	$ 968,556

Opportunity Equity Fund – Institutional Class
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2022
Institutional Class
Shares	107,411	(702,796)	675,053	2,898,204
Value	$ 707,009	$(4,616,483)	$ 4,395,190

For the fiscal year ended:
August 31, 2021
Institutional Class
Shares	153,701	(166,412)	21,316	2,818,536
Value	$ 1,107,969	$(1,119,002)	$ 148,278

Opportunity Equity Fund – Investor Class
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2022
Investor Class
Shares	111,238	(335,928)	452,454	1,948,197
Value	$ 665,007	$(1,995,240)	$ 2,685,455

For the fiscal year ended:
August 31, 2021
Investor Class
Shares	75,633	(418,793)	5,239	1,720,433
Value	$ 505,605	$(2,698,781)	$ 33,029

Annual Report | 59

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

Smart Diversification Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2022
Institutional Class
Shares	637,462	(667,328)	213,189	2,138,862
Value	$ 9,084,208	$(8,660,505)	$ 3,098,132

For the fiscal year ended:
August 31, 2021
Institutional Class
Shares	1,137,618	(216,571)	1,367	1,955,539
Value	$ 15,897,993	$(3,001,739)	$ 17,986

Texas Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2022
Institutional Class
Shares	269,595	(208,872)	52,071	1,125,033
Value	$ 3,768,972	$(2,808,539)	$ 711,293

For the fiscal year ended:
August 31, 2021
Institutional Class
Shares	112,766	(48,469)	-	1,012,239
Value	$ 1,462,986	$(561,796)	$ -

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. SECTOR AND GEOGRAPHIC RISKS

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Texas Fund’s investments are concentrated in Texas, and therefore the Fund will be susceptible to adverse market, political, regulatory, social, economic and geographic events

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MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

affecting Texas. The Fund’s performance may be more volatile than the performance of more geographically diverse funds. Since one of the main industries in Texas is mining and logging, including the oil and gas sectors, Texas is particularly susceptible to economic, environmental and political activities affecting this industry.

10. OPTIONS RISK

The Texas Fund’s use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser or Sub-adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Texas Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Texas Fund’s ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. Other risks include the inability of the Texas Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Texas Fund. See Note 2 for additional disclosures related to options transactions.

11. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

12. SUBSEQUENT EVENTS

On September 27, 2022, the Select Value Fund declared a dividend from net investment income of $2,072, which was payable on September 28, 2022. On September 27, 2022, the Opportunity Fund declared a dividend from net investment income of $2,334, which was payable on September 28, 2022. On September 27, 2022, the Texas Fund declared a dividend from net investment income of $18,552, which was payable on September 28, 2022.

Management has evaluated subsequent events through the issuance of the financial statements and, other than those already disclosed in the notes to the financial statements, has noted no other such events that would require recognition or disclosure.

Annual Report | 61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Shareholders and Board of Trustees of

Monteagle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and purchased options, of Monteagle Select Value Fund, Monteagle Opportunity Equity Fund, Smart Diversification Fund and The Texas Fund (the “Funds”), each a series of Monteagle Funds,  as of August 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Monteagle Select Value Fund, The Texas Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021, 2020, 2019 and 2018
Monteagle Opportunity Equity Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022, 2021 and 2020, the period May 1, 2019 through August 31, 2019, and the years ended April 30, 2019 and 2018
Smart Diversification Fund	For the year ended August 31, 2022	For the years ended August 31, 2022 and 2021	For the years ended August 31, 2022 and 2021 and the period September 3, 2019 (commencement of operations) through August 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

October 28, 2022

Annual Report | 62

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES

AUGUST 31, 2022 (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period March 1, 2022 and held until the end of the period August 31, 2022.

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

Annual Report | 63

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Monteagle Select Value Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$938.43	$6.89
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.10	$7.17

* Expenses are equal to the Fund's annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Opportunity Equity Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$953.06	$8.37
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.64	$8.64

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Opportunity Equity Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$955.10	$5.91
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Smart Diversification Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$896.09	$6.93
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.90	$7.38

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | 64

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

The Texas Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2022	August 31, 2022	March 1, 2022 to August 31, 2022

Actual	$1,000.00	$941.91	$7.78
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.19	$8.08

* Expenses are equal to the Fund's annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | 65

MONTEAGLE FUNDS

TRUSTEES & OFFICERS OF THE TRUST

AUGUST 31, 2022 (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board of Trustees (“Trustees” or the “Board”) in compliance with the laws of the state of Delaware. The Board has three Trustees and each Trustee is a disinterested Trustee. The Trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

The following table provides information regarding each of the Independent Trustees. Based on the experiences of the Trustees as described below, the Trust concluded that each of the individuals described below should serve as a Trustee. The address of each trustee and officer is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

DISINTERESTED TRUSTEES
Name, Address, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Larry J. Anderson, CPA 1948	Trustee	Since 11-29-02*	Certified Public Accountant, Anderson & West, P.C., 1985 to 2020	4	None
David J. Gruber , CPA 1963	Trustee	Since 10-21-15**	Director of Risk Advisory Services, Holbrook & Manter (CPA firm) 2016 to present; President, DJG Financial Consulting, 2007 to 2016	4

Board member for the State Teachers Retirement System of Ohio, 2018 to 2020; Independent Trustee for Asset Management Funds (4 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Independent Trustee of Cross Shore Discovery Fund, 2014 to present; Independent Trustee of Fifth Third Funds, 2003-2012; Trustee, Oak Associates Funds, 2019 to present (7 portfolios)

Jeffrey W. Wallace, JD, CPA, CFP 1964	Trustee	Since 10-21-15**	Senior Director of Operations, Baylor University Office of Investments, 2009 to 2021; Managing Director, Investment Operations, Finance and Legal, Baylor University, 2021 to present	4	None

*Members of the Board of Trustees that were elected by shareholders on November 29, 2002.

**Members of the Board of Trustees that were elected by shareholders on January 21, 2016.

The following table provides information regarding the officers of the Trust.

EXECUTIVE OFFICERS
Name and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Paul B. Ordonio, JD 1967	President, CCO	Since 11-01-02

Monteagle Funds, President/CCO from 11/02 to present; Park Place Capital Corporation, CCO, 05/09 to present; Matrix Capital Group, Representative 05/09 to 10/17; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; PJO Holdings, LLC from 07/15 to present; N2Development, Counsel 01/19 to present.

Brandon M. Pokersnik 1978	Secretary, AML Officer	Since 10-1-16	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.
Umberto Anastasi 1974	Treasurer, CFO	Since 10-1-16	From 1999 to present, Vice President, Mutual Shareholder Services, LLC.

Annual Report | 66

MONTEAGLE FUNDS

COMPENSATION OF TRUSTEES & OFFICERS

AUGUST 31, 2022 (UNAUDITED)

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid $1,000 for each quarterly meeting attended and $500 for each special meeting attended. A portion of the fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

When Trustees are deemed to be affiliated with the Adviser or Sub-adviser, they will receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay the compensation of the Trust’s Chief Compliance Officer except for the Opportunity Equity Fund.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the fiscal year ended August 31, 2022:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$12,100	$0	$0	$12,100
David J. Gruber	$12,100	$0	$0	$12,100
Jeffrey W. Wallace	$12,100	$0	$0	$12,100

Annual Report | 67

MONTEAGLE FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2022 (UNAUDITED)

Proxy Policies — The Trust has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC’s website at http://www.sec.gov.

N-PORT Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended August 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Renewal of the Management Services Agreement between Park Place Capital Corporation and the Monteagle Funds and the Sub-Advisory Agreements between Park Place Capital Corporation and each Fund’s Sub-Adviser.

At an in-person meeting held on October 19, 2022, the Board of Trustees (the “Board” or the “Trustees”) of the Monteagle Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met to review and discuss approving the Management Agreements between the Trust and Park Place Capital Corporation (the “Adviser”) with respect to each of the funds comprising the Trust (the “Fund” or “Funds”), and separately and individually, the Advisory Agreements and  each of the Sub-Advisory Agreements by and among the Adviser, the Trust, and the firm engaged to provide day-to-day portfolio management services for the Funds, being Park Place Capital Corporation, the Adviser with respect to the Monteagle Enhanced Equity Income Fund and

Annual Report | 68

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

Parkway Advisers, L.P. with respect to the Monteagle Select Value Fund, J. Team Financial, Inc. with respect to The Texas Fund, G.W. Henssler & Associates, Ltd. with respect to the Monteagle Opportunity Equity Fund, and Luken Investment Analytics, LLC with respect to the Smart Diversification Fund (each, a “Sub-Adviser”).  The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of the renewal of these agreements.

At the meeting, Counsel advised the Trustees, all of which are Independent Trustees, of their statutory and fiduciary obligations in determining whether to approve the renewal of the Advisory Agreements and Sub-Advisory Agreements. In connection with their consideration of these matters, the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreements, and whether the Agreements continue to be in the best interests of each Fund and its shareholders; and the Adviser provided both written and oral information responsive to the Board’s requests. In particular, the Trustees requested and reviewed information provided by the Adviser related to the following: (i) the nature, extent, and quality of the services provided by the Adviser, (ii) the investment performance of each Fund; (iii) the costs of the services provided and the profits realized by the Adviser and each Subadvisor from their relationship with each Fund; (iv) the financial condition of the Adviser; (v) the extent to which economies of scale would be realized as each Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

In considering the Management Services Agreements and the Sub-Advisory Agreements, the Trustees reviewed a variety of materials, which they received in advance of the meeting, relating to each Fund that they deemed relevant or necessary to consider in the approval process of the continuation of the Management Services Agreements and each Sub-Advisory Agreement.  The materials addressed the nature, extent and quality of services provided by the Adviser and each Sub-adviser, comparative performance of each Fund, fee, and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the relevant benchmark for each Fund (each a “Fund Benchmark”), other relevant matters, and other information, which was provided to them on a periodic basis throughout the year. Prior to voting on the approval of the renewals, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Management Services Agreements and the Sub-Advisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present. Throughout the process, the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

The Board did not identify any particular factor or information that was most relevant to its consideration to approve the agreements, and each Trustee may have afforded different weight to the various factors considered. The following is a summary of the Board’s consideration of various factors:

The Trustees considered various aspects of the nature, extent, and quality of the services provided by the Adviser and the Sub-Advisers to the Funds. In considering the nature, extent, and quality of the services provided by the Adviser, the Trustees reviewed information relating to the Adviser’s operations and personnel, noting that the Adviser is now an affiliated company of a banking institution. Among other things, the Adviser provided financial

Annual Report | 69

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

information, information about its professional staff, and descriptions of its organizational and management structure. The Trustees also considered information provided periodically throughout the previous year by the Adviser in quarterly Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ extensive knowledge of the Adviser’s management and the quality of the performance of the Adviser’s duties under the Management Services Agreements and Operating Services Agreements. During their deliberations regarding the Adviser, the Trustees evaluated, among other things: (i) the extent and quality of the Adviser’s oversight of the operation and management of the Funds; (ii) the Adviser’s ability to supervise the Funds’ other service providers; (iii) the extensive financial investment experience of its portfolio management personnel; and (iv) the Adviser’s compliance program. The Trustees also took into account that, in performing its functions under the Management Services Agreements, Operating Services Agreements and supervising each Sub-Adviser, the Adviser: performs periodic detailed analyses and reviews of the performance by each Sub-Adviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Sub-Adviser’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board may reasonably request; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Sub-Adviser; assists the Board in developing and reviewing information with respect to the annual consideration of each Sub-Advisory Agreement at the request of the Board; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Services Agreements, Operating Services Agreements and applicable law. The Trustees also considered the financial condition of the Adviser with respect to its ability to provide the services required under the Management Services Agreements and Operating Services Agreements.

The Trustees also reviewed information relating to each Sub-Adviser’s operations and personnel and the investment philosophy, strategies, and techniques (its “Investment Strategy”) used in managing the Fund for which it is contractually engaged as the Sub-Adviser. The Trustees considered specific information provided regarding the experience of the individuals as the Sub-Adviser with portfolio management responsibility for each Fund.

After reviewing and considering the foregoing information and further information in the materials provided by the Adviser and Sub-Advisers (including their Form ADVs), the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Adviser and each of the Sub-Advisers were satisfactory and adequate for their respective Funds.

In considering the investment performance of the Funds, the Trustees took into consideration that the Adviser has delegated day-to-day portfolio management to the Sub-Adviser for each respective Fund and that the Adviser’s role in regard to investment performance was largely one of oversight. The Trustees also noted the information about the Adviser’s personnel fulfilling that role, as well as the information about the Sub-Adviser portfolio managers managing each of the Funds’ portfolios day-to-day. The Trustees noted that while the Monteagle Enhanced Equity Income Fund has not yet began operations and therefore performance information with regard to this Monteagle Fund is not yet available for review and the Board could not evaluate the approval of the Adviser’s Agreement on a basis of performance.

Annual Report | 70

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

In their evaluation of performance, the Trustees reviewed the performance of each Fund against the performance of its benchmark, the peer groups of funds with similar objectives managed by other investment advisers, and the aggregated data by category. The Trustees also noted the information about the performance of each Sub-Adviser was provided by the Adviser in the materials provided throughout the prior year.

As to the Monteagle Select Value Fund, the Trustees noted that the Fund was down -12.99% year-to-date through the Fund’s fiscal year end August compared to its Large Cap Value categories average, which was down -8.85%. However, the Trustees noted that the Fund was ahead of the S&P 500, which was down -16.14%. The Trustees also noted that the Fund trails its category over the last year but is ahead of its category over the last three, five, ten, and fifteen years and that Fund is in the top 12% in its category over the last ten years according to Morningstar. The Trustees noted that the Fund has returned 6.32% annualized since inception ahead of its Large Cap Value category average of 5.96%, which also trailed the S&P 500, which reported 7.36%. The Trustees noted that $100 invested in the Fund at inception would have grown to $446 compared to its category of $414 and the S&P at $570.

As to the Texas Fund, the Trustees noted that the Fund, year-to-date, was down -5.95% through the month of August; however it was ahead of its Mid-Cap Blend Category, which was down -14.09% and the S&P 500, which was down -16.14%. The Trustees noted that the Fund ranks in the top 5% of funds in its category and over the last one, three, and five years, the Fund was ahead of its category. The Trustees further noted that the Fund has gained 4.12% annualized since inception; during that period its category gained 7.85% while the S&P 500 gained 12.20%. The Trustees noted that $100 invested in the Fund at inception would have grown to $143, compared to the Mid-Cap Blend Category of $195 and S&P 500 of $275.

As to the Monteagle Opportunity Equity Fund, the Trustees noted that the Fund is a multi-class fund with an institutional class and an investor class. The Trustees noted that the Opportunity Equity Fund joined the Monteagle Trust on May 25, 2019. The Trustees found that, year-to-date, the Opportunity Equity Institutional Class was down -7.13% and the Opportunity Equity Investor Class was down -7.43, each ahead of its Mid-Cap Blend Category, which was down -14.09% and the S&P 500 was down -16.14%. The Trustees noted that year-to-date the Fund ranked in the top 6% of funds in its category and for the last one-, three-, five-, and ten-year reporting periods, the Fund had a four-star Morningstar rating. The Trustees noted that the institutional fund class since inception has a higher annualized return of 9.35% than its category average of 8.60%. The Trustees noted that $100 invested in the Fund at inception would have grown to $283 compared to the Mid-Cap Blend Category Average of $263 and the S&P 500 of $390.

As to the Smart Diversification Fund, the Trustees noted that the Fund was launched on September 3, 2019, and therefore the Fund just earned its three-year performance figures. The Trustees noted that, year-to-date, the fund was down -17.61% through the month of August, trailing the Global Allocation Category average of -12.49% and ahead of the MSCI ACWI Index of -17.75%. The Trustees noted that the Fund trails its category but is ahead of the Index over the last year and is in the top 5% of its category for the three-year period ended September 30, 2022, with a return of 6.44%. The Trustees observed that the Fund has returned 10.66% annualized since inception which is ahead of its category average of 2.52% and the Index, which reported 7.50%. The Trustees noted that $100 invested in the Fund at inception would have grown to $134 compared to its category of $109 and the Index of $127.

Annual Report | 71

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

As to the Monteagle Enhanced Equity Income Fund, the Trustees noted that the Fund is not yet operational. Therefore, performance figures are not yet available for which the Trustees can evaluate.

After considering and discussing the performance of each of the Funds further, the Adviser’s and each Sub-Adviser’s experience and the historical and comparative performance data provided, and other relevant information, the Board concluded, in light of all the facts and circumstances, that the investment performance of each of the Funds, the Adviser, and the Sub-Advisers satisfactory.

In considering the costs of the services provided and profits realized by the Adviser and the Sub-Advisers from their Relationships with the Funds, the Trustees noted the overall expenses of each Fund, the asset levels of each Fund and the gross and net expenses of the Funds as compared to gross and net expenses of a peer group of funds that may be considered similar. The Board was provided with information on the profitability of the Adviser. The Board discussed with the Adviser the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations, and the Adviser’s capital structure and cost of capital.

After further consideration of these elements, the Board concluded, considering all the facts and circumstances, that the costs of the services provided to the Funds and the profits realized by the Adviser and the Sub-Advisers from their relationships with the Funds were not unreasonable.

The Board considered potential ancillary benefits that might be received by the Adviser and each Sub-Adviser because of their relationship with the Funds. The Board concluded the Adviser’s and Sub-Advisers’ reputations, as well as other intangibles, a benefit as a result of being associated with the Funds. The Board concluded that the potential benefits to be derived included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by the Adviser and Sub-Advisers were consistent with the types of benefits generally derived by investment managers and Sub-Advisers to mutual funds.

After reviewing and considering the foregoing information and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser or Sub-Advisers from their relationships with the Funds were satisfactory.

The Trustees also considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Trustees considered the breakpoints in effect on the advisory fee schedule for each of the Funds at various asset levels, which are aimed at sharing with shareholders any economies of scale that are realized from Fund growth. The Trustees also noted that certain of the sub-advisory fee schedules also have

Annual Report | 72

MONTEAGLE FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2022 (UNAUDITED)

breakpoints at various asset levels. The Trustees also noted that the Adviser is engaged by each Fund to satisfy certain operating services expenses under a separate Operating Services Agreement, which has a fee schedule with various breakpoints at various asset levels, which is intended to benefit the shareholders.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels and breakpoints were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

The Trustees also noted that the Adviser recommended to the Board that each of the Sub-Advisory Agreements be approved as proposed.

Having requested and received such information from the Adviser and Sub-Advisers as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreements and each Sub-Advisory Agreement, and as assisted by the advice of legal counsel, the Board, using their reasonable business judgment, concluded that the overall arrangements provided under the terms of the Management Services Agreements and each Sub-Advisory Agreement was a reasonable business arrangement and that the approval of the Management Services Agreements and each Sub-Advisory Agreement was in the best interests of the Trust and each Fund’s shareholders.

Annual Report | 73

THE MONTEAGLE FUNDS

Investment Adviser

Park Place Capital Corporation

2001 Park Place, Suite 525

Birmingham, AL 35203

Distributor

Arbor Court Capital, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Transfer Agent, Administrator

& Shareholder Servicing Agent

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(888) 263-5593

www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding each Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2.  CODE OF ETHICS.

a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b)

During the period covered by this report, there were no amendments to any provision of the code of ethics.

c)

During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is “independent” for purposes of this item.

ITEM 4.  PRINICPAL ACCOUNTANT FEES AND SERVICES.

a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $41,000 and $40,000 with respect to the registrant’s fiscal years ended August 31, 2022 and 2021, respectively.

b)

Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $1,500 and $1,300 with respect to the registrant’s fiscal years ended August 31, 2022 and 2021, respectively. The services comprising these fees are for consents and review of the registrant’s dividend calculations.

c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $16,000 and $16,000 with respect to the registrant’s fiscal years ended August 31, 2022 and 2021, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

d)

All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended August 31, 2022 and 2021, respectively. The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)  There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2022 and 2021, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)

 A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Fund is an open-end management investment company

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Fund is an open-end management investment company

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Fund is an open-end management investment company

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time. There were no matters submitted to a vote of security holders during the reporting period.

ITEM 11.  CONTROLS AND PROCEDURES.

a)

The registrant's PEO and PFO, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.  EXHIBITS

1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONTEAGLE FUNDS

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 1, 2022

By: /s/ Umberto Anastasi

     Umberto Anastasi

     Treasurer and Principal Financial Officer

Date: November 1, 2022